EXHIBIT 99.1

HORIZON KINETICS HOLDING CORPORATION REPORTS FIRST QUARTER RESULTS

Highlights for the Quarter ended March 31, 2025:

•
Management and advisory fee revenue of $18.9 million for the quarter ended March 31, 2025, an increase of 58% over the first quarter of 2024
•
Net income attributable to Horizon Kinetics Holding Corporation of $22.8 million, or $1.23 per common share for the three months ended March 31, 2025
•
Assets under management (“AUM”) grew to $10.8 billion as of March 31, 2025, an increase of 54% from March 31, 2024 and 10% from December 31, 2024
•
Board of Directors declares a $0.056 per share dividend

New York, NY – May 14, 2025

Horizon Kinetics Holding Corporation (the “Company” or “HKHC”) (OTCM Pink: HKHC) reported financial results for its first quarter of 2025.

The Company's management and advisory fee revenue grew during the quarter resulting from increases in AUM in its separately managed accounts, ETFs, mutual funds and proprietary funds. The increases in AUM across many of these platforms were largely driven by the increase in the market value of Texas Pacific Land Corporation (“TPL”), which increased 20% during the quarter, and was partially offset by Grayscale Bitcoin Trust (“GBTC”), which decreased 10% during the quarter. The Company has also experienced net cash inflows into the various products and strategies and has increased its customer accounts during the quarter.

The Company’s revenue increases were predominantly offset by a variety of higher operating expenses, including higher commissions and higher distribution costs, which are premised on the higher revenues and AUM of the Company. Also, as a result of the August 2024 merger with Scott's Liquid Gold Inc., the first quarter included $1.2 million of various operating expenses with no comparable amounts in the first quarter of 2024.

The Company, and our clients, benefited from $73.2 million of investment income held within the Company's consolidated investment products. Our client's interests in these amounts are reflected in the redeemable noncontrolling interests, which were $59.0 million for the three months ended March 31, 2025.

The Company also benefited from gains of $19.0 million for the three months ended March 31, 2025 from its investment and equity interest holdings. These gains were partially offset by the unrealized losses of $6.0 million for the three months ended March 31, 2025 from its digital asset holdings.

The Company collected the $51.7 million of incentive fees recorded during the fourth quarter of 2024 partially in cash and partially through the transfer of securities. Approximately $16 million of the transferred securities were used to make an additional equity investment of $11.0 million in Horizon Kinetics Hard Assets, LLC, an other investment, and to reduce amounts payable to FRMO, a related party, resulting from multiple quarters in arrears pursuant to its 4.2% revenue share agreement.

On May 13, 2025, the Company's Board of Directors declared a cash dividend of $0.056 per share, payable on June 16, 2025, to shareholders of record as of the close of business on May 26, 2025.

Conference Call

Murray Stahl, Chairman and Chief Executive Officer, and Mark Herndon, Chief Financial Officer, will host a conference call on Tuesday, May 20, 2025 at 4:15 pm EDT. You may register for the conference call by clicking on the following link: https://attendee.gotowebinar.com/register/3119751441411856480

HORIZON KINETICS HOLDING CORPORATION

Consolidated Statements of Operations

(in thousands)

	Three Months Ended March 31,
	2025	2024
		As Restated
Revenue:
Management and advisory fees	$18,908	$11,992
Other income and fees	893	139
Total revenue	19,801	12,131

Operating expenses:
Compensation, related employee benefits, and cost of goods sold	9,567	6,346
Sales, distribution and marketing	4,457	2,190
Depreciation and amortization	499	460
General and administrative expenses	2,878	2,642
Expenses of consolidated investment products	1,095	564
Total operating expenses	18,496	12,202

Operating income (loss)	1,305	(71)

Other income (expense):
Equity earnings, net	3,051	520
Interest and dividends	491	189
Other income (expense)	(51)	(127)
Investment and other income (losses) of consolidated investment products, net	70,267	271,900
Interest and dividend income of consolidated investment products	2,904	3,825
Unrealized (loss) gain on digital assets, net	(1,779)	4,183
Realized gain on investments, net	2,199	192
Unrealized gain (loss) on investments net	13,734	4,679
Total other income (expense), net	90,816	285,361

Income (loss) before provision for income taxes	92,121	285,290

Income tax (expense) benefit	(10,284)	(1,244)

Net income	$81,837	$284,046
Less: net income attributable to redeemable noncontrolling interests	(58,996)	(243,205)

Net income attributable to Horizon Kinetics Holding Corporation	$22,841	$40,841

Basic and diluted net income per common shares:
Net income	$1.23	$2.27

Weighted average shares outstanding:
Basic and diluted	18,635	17,984

HORIZON KINETICS HOLDING CORPORATION

Consolidated Statements of Financial Condition

(in thousands)

	March 31,	December 31,
	2025	2024
	(Unaudited)
Assets
Cash and cash equivalents	$34,872	$14,446
Fees receivable, net	7,513	8,670
Investments, at fair value	105,342	91,435
Assets of consolidated investment products
Cash and cash equivalents	29,531	44,306
Investments, at fair value	1,746,863	1,746,850
Other assets	33,399	19,247
Other investments	28,276	13,443
Operating lease right-of-use assets	4,612	5,105
Property and equipment, net	88	99
Prepaid expenses and other assets	2,212	2,352
Due from affiliates	-	27
Digital assets	11,474	13,240
Intangible assets, net	44,042	44,531
Goodwill	24,425	24,425
Total assets	$2,072,649	$2,028,176

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$15,248	$22,011
Accrued third party distribution expenses	690	6,522
Deferred revenue	237	222
Liabilities of consolidated investment products
Accounts payable and accrued expenses	10,924	1,486
Other liabilities	3,606	2,793
Deferred tax liability, net	99,083	95,683
Due to affiliates	7,870	11,597
Operating lease liability	6,748	7,379
Total liabilities	144,406	147,693

Commitments and contingencies (Note 11)

Redeemable noncontrolling interests	1,567,225	1,540,312

Shareholders' equity
Preferred stock, no par value, authorized 20,000 shares; no shares issued and outstanding	-	-
Common stock; $0.10 par value, authorized 50,000 shares; issued and outstanding 18,635 shares, net of treasury stock; 1 share at March 31, 2025 and December 31, 2024, respectively	1,864	1,864
Additional paid-in capital	39,243	39,243
Retained earnings	319,911	299,064
Total shareholders’ equity	361,018	340,171
Total liabilities, noncontrolling interests, and shareholders’ equity	$2,072,649	$2,028,176

Additional Information about our performance

The Company consolidates certain proprietary funds in order for the consolidated financial statements to conform with generally accepted accounting principles. As a result, the assets and liabilities of the applicable consolidated funds is presented on the Company’s consolidated statements of financial condition. Additionally, an amount that represents the Company’s clients’ interests in these consolidated proprietary funds will be presented as redeemable noncontrolling interests on the Company’s consolidated statements of financial condition. The investment income (losses), other income (losses) and the expenses of the consolidated investment products will be presented within the Company’s consolidated statements of operations. Additionally, an amount that represents the net income attributable to redeemable noncontrolling interests as well as the net income (loss) attributable to Horizon Kinetics Holding Corporation will be presented on the Company’s consolidated statement of operations.

Consolidated Investment Products (“CIPs”) consist of certain private proprietary investment funds which are sponsored by the Company. The Company has no right to the CIPs’ assets, other than its direct equity investments in them and investment management and other fees earned from them. The liabilities of the CIPs have no recourse to the Company’s assets beyond the level of its direct investment, therefore the Company bears no other risks associated with the CIPs’ liabilities.

As indicated in the additional information presented in the tables below there are several notable presentational differences as a result of the consolidation of the CIPs:

•
Management and advisory fees, including incentive fees, from CIPs are eliminated from consolidated revenues. Accordingly, our presentation without the CIPs reflects an increased revenue growth to $21.1 million, a 52% increase from the first quarter of 2024.

•
The equity in earnings of proprietary funds which results primarily from CIPs are eliminated from the consolidated presentation as that activity is included within the investment results of the CIPs. Accordingly, our presentation without the CIPs reflects an increased level of equity earnings that presents an increase in the value of our holdings within the CIPs.

•
Stockholders’ equity and net income attributable to Horizon Kinetics Holding Corporation are not impacted by the consolidation process.

•
The Statement of Financial Condition without the consolidation of proprietary funds presents lower total assets as a result of excluding the total assets held by the CIPs as well as the associated redeemable noncontrolling interests, which represents our clients’ interests in these funds. A portion of the total assets held by proprietary funds continues to relate to economic interests held by Horizon Kinetics Holding Corporation, which is reflected in Other Investments in the presentation below, which increased $25.6 million during the first quarter of 2025 due to our additional investment of $11.0 million to Horizon Kinetics Hard Assets, LLC as well as the performance of the CIPs.

HORIZON KINETICS HOLDING CORPORATION

Statements of Operations (Unaudited)

(in thousands)

	(without consolidation of proprietary funds)
	For the Three Months Ended March 31,
	2025	2024
Revenue:
Management and advisory fees	$21,145	$13,916
Other income and fees	893	139
Total revenue	22,038	14,055

Operating expenses:
Compensation, related employee benefits, and cost of goods sold	9,567	6,346
Sales, distribution and marketing	4,457	2,190
Depreciation and amortization	499	460
General and administrative expenses	2,914	2,660
Expenses of consolidated investment products	-	-
Total operating expenses	17,437	11,656

Operating income	4,601	2,399

Other income (expense):
Equity in earnings of proprietary funds, net	13,930	30,570
Interest and dividends	491	189
Other income (expense)	(51)	(127)
Investment and other income (losses) of consolidated investment products, net	-	-
Interest and dividend income of consolidated investment products	-	-
Unrealized (loss) gain on digital assets, net	(1,779)	4,183
Realized gain on investments, net	2,199	192
Unrealized gain (loss) on investments net	13,734	4,679
Total other income (expense), net	28,524	39,686

Income before provision for income taxes	33,125	42,085

Income tax (expense) benefit	(10,284)	(1,244)

Net income	$22,841	$40,841
Less: net income attributable to redeemable noncontrolling interests	-	-

Net income Attributable to Horizon Kinetics Holding Corporation	$22,841	$40,841

Basic and diluted net income per common shares:
Net income	$1.23	$2.27

Weighted average shares outstanding:
Basic and diluted	18,635	17,984

	Three months ended March 31, 2025
	Consolidated Company Entities	Consolidated Investment Products	Eliminations	Consolidated
Revenue:
Management and advisory fees	$21,145	$-	$(2,237)	$18,908
Other income and fees	893	-	-	893
Total revenue	22,038	-	(2,237)	19,801

Operating expenses:
Compensation, related employee benefits, and cost of goods sold	9,567	-	-	9,567
Sales, distribution and marketing	4,457	-	-	4,457
Depreciation and amortization	499	-	-	499
General and administrative expenses	2,914	-	(36)	2,878
Expenses of consolidated investment products	-	1,059	36	1,095
Total operating expenses	17,437	1,059	-	18,496

Operating income	4,601	(1,059)	(2,237)	1,305

Other income (expense):
Equity in earnings of proprietary funds, net	13,930	-	(10,879)	3,051
Interest and dividends	491	-	-	491
Other income (expense)	(51)	-	-	(51)
Investment and other income (losses) of consolidated investment products, net	-	70,267	-	70,267
Interest and dividend income of consolidated investment products	-	2,904	-	2,904
Unrealized (loss) gain on digital assets, net	(1,779)	-	-	(1,779)
Realized gain on investments, net	2,199	-	-	2,199
Unrealized gain (loss) on investments net	13,734	-	-	13,734
Total other income (expense), net	28,524	73,171	(10,879)	90,816

Income (loss) before provision for income taxes	33,125	72,112	(13,116)	92,121

Income tax (expense) benefit	(10,284)	-	-	(10,284)

Net income (loss)	$22,841	$72,112	$(13,116)	$81,837
Less: net income attributable to redeemable noncontrolling interests	-	(61,154)	2,158	(58,996)

Net income (loss) attributable to Horizon Kinetics Holding Corporation	$22,841	$10,958	$(10,958)	$22,841

HORIZON KINETICS HOLDING CORPORATION

Statements of Financial Condition (Unaudited)

(in thousands)

	(without consolidation of proprietary funds)
	March 31,	December 31,
	2025	2024
Assets
Cash and cash equivalents	$34,872	$14,446
Fees receivable	9,320	59,047
Investments, at fair value	105,342	91,435
Assets of consolidated investment products
Cash and cash equivalents	-	-
Investments, at fair value	-	-
Other assets	-	-
Other Investments	254,500	228,870
Operating lease right-of-use assets	4,612	5,105
Property and equipment, net	88	99
Prepaid expenses and other assets	2,212	2,353
Due from affiliates	7	34
Digital assets	11,474	13,240
Intangible assets, net	44,042	44,531
Goodwill	24,425	24,425
Total Assets	$490,894	$483,585

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$15,248	$22,011
Accrued third party distribution expenses	690	6,522
Deferred revenue	237	222
Liabilities of consolidated investment products
Accounts payable and accrued expenses	-	-
Other liabilities	-	-
Deferred tax liability, net	99,083	95,683
Due to affiliates	7,870	11,597
Operating lease liability	6,748	7,379
Total Liabilities	129,876	143,414
Commitments and contingencies

Redeemable Noncontrolling Interests	-	-

Shareholders' Equity
Preferred stock, no par value, authorized 20,000 shares; no shares issued and outstanding	-	-
Common stock; $0.10 par value, authorized 50,000 shares; issued and outstanding 18,635 shares, net of treasury stock; 1 share at March 31, 2025 and December 31, 2024, respectively	1,864	1,864
Additional paid-in capital	39,243	39,243
Retained earnings	319,911	299,064
Total Shareholders’ Equity	361,018	340,171
Total Liabilities, Noncontrolling Interests, and Shareholders’ Equity	$490,894	$483,585

	March 31, 2025
	Consolidated Company Entities	Consolidated Investment Products	Eliminations	Consolidated
Assets
Cash and cash equivalents	$34,872	$-	$-	$34,872
Fees receivable	9,320	-	(1,807)	7,513
Investments, at fair value	105,342	-	-	105,342
Assets of consolidated investment products	-	-	-
Cash and cash equivalents	-	29,531	-	29,531
Investments, at fair value	-	1,746,863	-	1,746,863
Other assets	-	33,399	-	33,399
Other investments	254,500	-	(226,224)	28,276
Digital assets	11,474	-	-	11,474
Intangible assets, net	44,042	-	-	44,042
Goodwill	24,425	-	-	24,425
Other assets	6,919	-	(7)	6,912
Total assets	$490,894	$1,809,793	$(228,038)	$2,072,649

Liabilities, Noncontrolling Interests, and Shareholders’ Equity
Liabilities:
Accounts payable, accrued expenses and other	$15,248	$-	$-	$15,248
Accrued third party distribution expenses	690	-	-	690
Deferred revenue	237	-	-	237
Liabilities of consolidated investment products	-	-	-
Accounts payable and accrued expenses	-	12,737	(1,813)	10,924
Due to affiliates	-	-	-	-
Other liabilities	-	3,606	-	3,606
Deferred tax liability, net	99,083	-	-	99,083
Due to affiliates	7,870	-	-	7,870
Operating lease liability	6,748	-	-	6,748
Total liabilities	129,876	16,343	(1,813)	144,406
Commitments and contingencies

Redeemable noncontrolling interests		1,606,801	(39,576)	1,567,225

Equity interests	361,018	186,649	(186,649)	361,018
Total liabilities, noncontrolling interests, and shareholders’ equity	$490,894	$1,809,793	$(228,038)	$2,072,649

Non-GAAP Measures

In discussing financial results, the Company presented tables without the consolidation of certain proprietary funds which is not in accordance with Generally Accepted Accounting Principles (GAAP). We use this non-GAAP financial measure internally to make operating and strategic decisions, including evaluating our overall performance and as a factor in determining compensation for certain employees. We believe presenting this non-GAAP financial measure provides additional information to facilitate comparison of our historical operating costs and their trends, and provides additional transparency on how we evaluate our financial condition and results of operations. We also believe presenting this measure allows investors to view our financial condition and results of operations using the same measure that we use in evaluating our performance and trends.

Note Regarding Forward-Looking Statements

This news release may contain "forward-looking statements" within the meaning of the federal securities laws that are intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" generally can be identified by the use of forward-looking terminology such as "assumptions," "target," "guidance," “strategy,” "outlook," "plans," "projection," "may," "will," "would," "expect," "intend," "estimate," "anticipate," "believe”, "potential," or "continue" (or the negative or other derivatives of each of these terms) or similar terminology.

Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in the Company's Annual Report on Form 10-K for the year ended December 31, 2024 and the Company's subsequent Quarterly Reports on Form 10-Q and other periodic reports filed with the Securities and Exchange Commission. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent filings with the Securities and Exchange Commission.

About Horizon Kinetics Holding Corporation

Horizon Kinetics Holding Corporation (OTCM Pink: HKHC) primarily offers investment advisory services through its subsidiary Horizon Kinetics Asset Management LLC (“HKAM”), a registered investment adviser. HKAM provides independent proprietary research and investment advisory services for mainly long-only and alternative value-based investing strategies. The firm also obtained a portfolio of consumer products, which are marketed and distributed in the retail marketplace, as a result of its August 2024 merger with Scott’s Liquid Gold-Inc. The firm’s offices are located in New York City, White Plains, New York, and Summit, New Jersey. For more information, please visit http://www.hkholdingco.com.

Investor Relations Contact:

ir@hkholdingco.com